Exhibit 10.2

JOINDER AGREEMENT

This Joinder Agreement is executed by the undersigned pursuant to the Convertible Preferred Unit Purchase Agreement, dated as of March 13, 2019 (the “Agreement”), by and among EQM Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), and the purchasers party thereto (the “Purchasers”), which is incorporated herein by reference. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Agreement.

By the execution of this Joinder Agreement, the undersigned agrees as follows:

1.              The undersigned acknowledges that the undersigned is acquiring an additional 205,044 Series A Preferred Units, subject to the terms and conditions of the Agreement (including the Schedules and Exhibits thereto).

2.              The undersigned hereby joins in, and agrees to be bound by and subject to, the Agreement, with the same force and effect as if the undersigned were originally a Purchaser party thereto.

3.              Any notice required or permitted by the Agreement shall be given to the undersigned at the address listed below.

4.              The Partnership hereby acknowledges and agrees that the undersigned shall be deemed a Purchaser under the Agreement with respect to the number of Series A Preferred Units set forth above and that such Purchaser shall be entitled to all of the rights and benefits, and subject to all of the obligations, of a Purchaser under the Agreement.

[Signature Pages Follow.]

EXECUTED AND DATED as of this 18th day of March, 2019.

EQM MIDSTREAM PARTNERS, LP

By: EQGP Services, LLC, its general partner

By:	/s/ Kirk R. Oliver
Name:	Kirk R. Oliver
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Joinder Agreement to Convertible Preferred Unit Purchase Agreement

Kayne Anderson Midstream/Energy Fund, Inc.

By:	KA Fund Advisors, LLC

By:	/s/ James C. Baker
Name:	James C. Baker
Title:	Managing Director

Notice Address:	KA Fund Advisors, LLC
Attention: David Shladovsky
1800 Avenue of the Stars, 3rd Floor
Los Angeles, CA 90067

Signature Page to Joinder Agreement to Convertible Preferred Unit Purchase Agreement